Supplement dated November 6, 2020
to the Prospectus and Statement of Additional Information (SAI), each as supplemented, if applicable, of the following fund:
Fund	Prospectus and SAI Dated
Columbia Funds Variable Insurance Trust
Columbia Variable Portfolio - Small Company Growth Fund (the Fund)	5/1/2020
Effective immediately, the information under the subsection "Fund Management" in the "Summary of the Fund" section of the Prospectus for the above mentioned Fund is hereby superseded and replaced with the following:

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Daniel Cole, CFA	Senior Portfolio Manager	Co-Portfolio Manager	2015
Wayne Collette, CFA	Senior Portfolio Manager	Co-Portfolio Manager	2010
The rest of the section remains the same.
Effectively immediately, the information under the subsection "Primary Service Providers – Portfolio Managers" in the "More Information About the Fund" section of the Prospectus for the above mentioned Fund is hereby superseded and replaced with the following:

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Daniel Cole, CFA	Senior Portfolio Manager	Co-Portfolio Manager	2015
Wayne Collette, CFA	Senior Portfolio Manager	Co-Portfolio Manager	2010
Mr. Cole joined the Investment Manager in 2014. Mr. Cole began his investment career in 1993 and earned a B.S. from Guilford College and an M.B.A. in finance from Virginia Polytechnic Institute and State University.
Mr. Collette joined one of the Columbia Management legacy firms or acquired business lines in 2001. Mr. Collette began his investment career in 1996 and earned a B.A. from Brandeis University and an M.B.A. in finance from the Columbia Business School at Columbia University.
The rest of the section remains the same.
Effective immediately, all references in the SAI to Lawrence Lin as portfolio manager of the Fund, are hereby removed.
Shareholders should retain this Supplement for future reference.
C-6512-31 A (11/20)